INCORPORATED UNDER THE LAWS OF NEVADA

NUMBER                                                                  SHARES

                              DISCOVERY ENERGY CORP.
           Fully Paid Non Assessable $0.001 Par Value COMMON STOCK
                              CUSIP NO. 25470P 102

THIS  CERTIFIES  THAT  _______________________________________________________
IS  THE RECORD HOLDER OF _____________________________________________ Shares of
DISCOVERY ENERGY CORP. Capital Stock transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:
                                             COUNTERSIGNED AND REGISTERED
                                             ACTION STOCK TRANSFER CORP.
                                             2469 E Ft. Union Blvd., #214,
                                             Salt Lake City, UT 84121
                                             By:_______________________________
                                             TRANSFER AGENT-AUTHORIZED SIGNATURE


___________________________                  ____________________________
     PRESIDENT                               SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  | UNIF GIFT MIN ACT -|      | Custodian |
--------------------------------|--------------------|------|-----------|------
TEN ENT - as tenants by the     |                    |      |           |
          entireties            |                    |(Cust)|           |(Minor)
-------------------------------------------------------------------------------
JT TEN - as joint tenants with  |                    | under Uniform Gifts to
         rights of suvivorship  |                    | Minors Act ...........
         and not as tenants and |                    |             (State)
         not as tenants in      |                    |
         common                 |                    |
--------------------------------------------------------------------------------
                                |  UNIF TRF MIN ACT -|... |Custodian (until age)
--------------------------------------------------------------------------------
                                |                    | (Cust)
--------------------------------------------------------------------------------
                                                     | ___  under  Uniform
                                                     | Transfers  (Minor)
                                                     | to  Minors  Act .......
                                                     |                 (State)
1-------------------------------------------------------------------------------

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________hereby sell, assign and transfer unto
_____________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE __________________
____________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


______________________________________________________________________ Shares of
the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                              _________________________________________

                              _________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.